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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 29, 2006

                           National Quality Care, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  0-19031                                84-1215959
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        (Commission File Number)             (IRS Employer Identification No.)

      9033 Wilshire Blvd., Suite 501
         Beverly Hills, California                          90211
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  (Address of Principal Executive Offices)                (Zip Code)

                                 (310) 550-6242
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT;
ITEM 8.01 OTHER EVENTS

     On January 3, 2007, National Quality Care, Inc. ("NQCI") announced that, effective as of December 29, 2006, it has terminated certain agreements and transactions with Xcorporeal, Inc. ("Xcorporeal"), including a Merger Agreement and a License Agreement, each dated as of September 1, 2006. In addition, NQCI has terminated all of the transactions and other documents and agreements between NQCI and Xcorporeal that are referenced in or contemplated by the Merger Agreement or the License Agreement. NQCI stated in its termination notice to Xcorporeal that NQCI had exercised its termination rights with respect to such agreements, documents and transactions on the basis of Xcorporeal's continuing, uncured and uncurable breaches of the Merger Agreement and its fraudulent and other wrongful conduct related to the Merger Agreement, the License Agreement and certain related matters.

     The Merger Agreement had contemplated a transaction by which either (i) NQCI would enter into a triangular merger pursuant to which NQCI would become a wholly-owned subsidiary of Xcorporeal and the security holders of NQCI would receive securities of Xcorporeal in connection with the merger transaction, or
(ii) Xcorporeal would issue to NQCI shares of Xcorporeal's common stock in consideration of the assignment of the technology relating to NQCI's Wearable Artificial Kidney and other medical devices.

     The License Agreement had contemplated a transaction by which NQCI would grant to Xcorporeal a royalty-bearing, exclusive license to technology relating to the Wearable Artificial Kidney and certain other medical devices.

     NQCI further announced that it has filed a lawsuit against Victor Gura, a former director and employee of NQCI, alleging that Dr. Gura breached his employment agreement with NQCI and engaged in certain other wrongful acts. NQCI has named Xcorporeal as an additional defendant in this lawsuit. NQCI is seeking injunctive relief, compensatory damages, attorneys' fees, punitive damages and other relief from both Dr. Gura and Xcorporeal. Xcorporeal has previously filed a demand for arbitration alleging that NQCI has effected an anticipatory breach of the License Agreement. NQCI contends that the License Agreement is null and void and intends to defend the arbitration proceeding and vigorously pursue its claims in litigation.

     Pursuant to a written notice dated January 2, 2007, Xcorporeal has consented to the termination of the Merger Agreement, but disputes NQCI's termination of the License Agreement, which Xcorporeal alleges to be in full force and effect. NQCI anticipates that the status of the License Agreement, and certain related issues, may be determined by an arbitrator or by a court.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

     Exhibit 99.1 Press release dated January 3, 2007, issued by National Quality Care, Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 3, 2007

                                    NATIONAL QUALITY CARE, INC.


                                    By: /S/ ROBERT M. SNUKAL
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                                        Robert M. Snukal
                                        Chief Executive Officer


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                                  EXHIBIT INDEX
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EXHIBIT NO.  DESCRIPTION
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   99.1      Press release dated January 3, 2007, issued by National Quality
             Care, Inc.




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